Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of _______________, by and between Brain Scientific, Inc., a Nevada corporation with its headquarters located at 6700 Professional Parkway, Lakewood Ranch, FL 34240 (the “Company”), and the investors from time to time signatory hereto (the “Purchasers”).

WHEREAS, the Company deems it in the best interests of the Company and its stockholders to conduct a private placement offering of up to $20,000,000.00 aggregate principal amount of its convertible notes (the “Offering”);

WHEREAS, Purchasers may become party to this Agreement from time to time following the date hereof by executing and delivering to the Company their signed counterpart of a signature page hereto at a minimum investment per Purchaser to be $50,000.00 which may be waived by the Company in its sole discretion;

WHEREAS, the Company and the Purchasers are and will be executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Purchasers, and Purchasers shall purchase in one or more closings, (i) 10% Convertible Promissory Notes substantially in the form of Exhibit A hereto (each, a “Note” and collectively, the “Notes”), and (ii) the right to receive common stock purchase warrants in accordance with Section 1(c) hereof, in the form of Exhibit B to purchase shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), subject to the terms and conditions therein contained (each, a “Warrant”, collectively the “Warrants” and together with the Notes, and the Common Stock issuable upon conversion of the Notes, the “Securities”); and

WHEREAS, unless terminated sooner by the Company, the Offering and sales of the Notes shall terminate on June 30, 2022 but may be extended by an additional 90 days in the Company’s sole discretion.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Purchasers hereby agree as follows:

1. Closings.

a. Closing. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company on the applicable Closing Date, a Note in the principal amount set forth on such Purchaser’s signature page. Each such sale of Notes shall be a deemed a “Closing” The date of each Closing is hereinafter referred to as a “Closing Date” and shall be determined by the Company and the applicable Purchaser. The aggregate maximum principal of Notes to be sold to the Purchasers pursuant to this Agreement shall not exceed $20,000,000.00.

b. Closing Deliveries. At each Closing, the Company shall deliver to the Purchaser or Purchasers participating in such Closing, against delivery by such Purchasers of their purchase price as set forth on their signature page hereto (the “Purchase Price”), the Note then being purchased by such Purchaser or Purchasers, and a copy of this Agreement duly signed by an authorized officer of the Company. At each Closing, each Purchaser participating in such Closing, shall deliver or cause to be delivered to the Company a copy of this Agreement duly signed by such Purchaser, a completed Investor Questionnaire in the form attached hereto as Exhibit C, and the Purchase Price set forth in such Purchaser’s counterpart signature page annexed hereto by paying United States dollars in immediately available funds, by wire transfer in accordance with such wire instructions as shall be communicated in writing by the Company to such Purchaser.

c. Warrants. Each holder of a Note purchased hereunder, provided that the Note is still then outstanding, shall be issued on the earlier (i) the date, if any, upon which the Company’s Common Stock is listed for trading on the NASDAQ stock exchange (the “Uplist”), and (ii) April 1, 2023, a Warrant to purchase an amount of shares of Common Stock, equal to such holder’s Warrant Share Amount. For purposes of this Agreement, a holder’s “Warrant Share Amount” shall mean one half of the initial principal balance of such holder’s Note at issuance divided by $0.40. Notwithstanding the foregoing, if a holder of a Note elects to receive the amounts owing under such Note in the form of cash upon an Uplist rather than have such amounts converted in shares of Common Stock as provided in such Note, then the holder of such Note shall not be entitled to receive a warrant in accordance with this Section 1(c).

2. Purchasers Representations and Warranties. Each Purchaser, for itself and for no other Purchaser, as of each Closing Date on which such Purchaser is purchasing Notes and upon the date upon which such Purchaser is being issued Warrants in accordance with Section 1(c) hereof, hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Purchasers in order to comply with federal and state securities laws):

(a) The Purchaser has read this Agreement. The Purchaser acknowledges that this Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. It is the responsibility of the Purchaser (i) to determine what additional information he desires to obtain in evaluating this investment, and (ii) to obtain such information from the Company.

(b) Standing of Purchaser. If Purchaser is an entity, such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. If Purchaser is a natural person, such Purchasers is not a minor and has the legal capacity to enter into this Agreement;

(c) Authorization and Power. Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and accept the Warrants. The execution, delivery and performance of this Agreement by Purchaser and, if Purchaser is an entity, the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of Purchaser, its board of directors or similar governing body, or stockholders is required, as applicable. This Agreement has been duly authorized, executed and delivered by Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with the terms thereof;

(d) No Conflicts. If Purchaser is an entity, the execution, delivery and performance of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not and will not result in a violation of Purchaser’s charter documents, bylaws or other organizational documents, as applicable;

(e) Purchaser Information. Purchaser is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act and affirmed by Purchaser in the completed Investor Questionnaire attached hereto as Exhibit C, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned, reporting companies whose common stock is quoted on the OTC Pink Market, has an extremely limited trading market, if any, substantial debt and limited revenues, cash or other assets, in private placements in the past and, has such knowledge and experience in financial, tax and other business matters as to enable Purchaser to utilize the information made available by the Company and/or that is publicly available including on the SEC’s website to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information in any documents delivered by the Purchaser in connection with this Agreement, including, but not limited to the Purchaser Questionnaire, is true, correct and complete in all respects as of the date hereof. The Purchaser agrees promptly to notify the Company in writing of any change in such information after the date hereof. Purchasers is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended;

(f) Purchase of Notes and Warrants. Purchaser will purchase the Securities for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such Securities;

(g) Compliance with Securities Act. Purchaser understands and agrees that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration;

(h) Restricted Securities. The Purchaser understands that the Offering of the Securities has not been registered under the Securities Act, in reliance on an exemption for private offerings provided pursuant to Section 4(2) of the Act and that, as a result, the Securities will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, under Rule 144 as currently in effect, that the Securities must be held for at least one (1) year after the investment has been made (or indefinitely if the Purchasers is deemed an “affiliate” within the meaning of such rule) unless the Securities is subsequently registered under the Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available. The Purchasers further understands that the Offering of the Securities has not been qualified or registered under any foreign or state securities laws in reliance upon the representations made and information furnished by the Subscriber herein and any other documents delivered by the Purchasers in connection with this Agreement; that the Offering has not been reviewed by the SEC or by any foreign or state securities authorities; that the Purchaser’s rights to transfer the Securities will be restricted, which includes restrictions against transfers unless the transfer is not in violation of the Act and applicable state securities laws (including investor suitability standards); and that the Company may in its sole discretion require the Purchasers to provide at Purchaser’s own expense an opinion of its counsel to the effect that any proposed transfer is not in violation of the Act or any state securities laws.

(i) Legends. The Purchaser understands and agrees that the Company will cause any necessary legends in addition to representations to be placed upon any instruments(s) evidencing ownership of the Securities, together with any other legend that may be required by federal or state securities laws or deemed necessary or desirable by the Company.

(j) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Purchaser. The issuance of the Securities to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) including, without limitation, for purposes of any shareholder approval provisions applicable to the Company or its securities.

(k) No Governmental Endorsement. Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities;

(l) Receipt of Information. Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Purchaser further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access; and

(m) No Market Manipulation. Purchasers and Purchaser’s affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

3. Company Representations and Warranties. The Company represents and warrants to, and agrees with, each Purchaser as of the date such Purchaser has first purchased Securities hereunder that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder;

(c) Capitalization and Additional Issuances. Promptly following the date hereof, the Company will inform each Purchaser of (i) the amount of shares of authorized shares of Common Stock and shares of preferred stock of the Company and (ii) the amount of shares of the Common Stock issued and outstanding and shares of the Common Stock which may be issued hereafter in respect of stock options, warrants, convertible securities preferred stock or other Company Securities (as defined below) issued or outstanding, as of the date of such notification. All of the outstanding shares of the Common Stock are, and the Common Stock to be issued pursuant to the Note and Warrant will be, duly authorized and validly issued, fully paid and non-assessable and are not (and will not be) subject to preemptive or similar rights affecting the Common Stock. As of the date hereof, except as described on Schedule 3(c) hereto, there are no (i) contracts to which the Company is a party obligating the Company to accelerate the vesting of any company equity award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events), (ii) outstanding securities of the Company convertible into or exchangeable for shares of the Common Stock or other Securities, (iii) outstanding options, warrants or other agreements or commitments to acquire from the Company, or obligations of the Company to issue, shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company, or (iv) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company (the items in clauses (i), (ii) (iii) and (iv), together with the capital stock of the Company, being referred to collectively as “Company Securities”). There are no outstanding contracts requiring the Company to repurchase, redeem or otherwise acquire any Company Securities and the Company is not a party to any voting agreement with respect to any Company Securities;

(d) SEC Filings; Financial Statements; Absence of Undisclosed Liabilities.

(i) SEC Filings. The Company has filed with the SEC all reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since June 1, 2021 (the “Company SEC Documents”) and such Company SEC Documents when filed were true, correct and complete in all material respects. As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Company SEC Documents complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder) and the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents and did not, at the time it was filed (or, if amended, at the time (and taking into account the content) of such amendment), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has made available to Purchasers correct and complete copies of all correspondence between the SEC, on the one hand, and the Company and any of its subsidiaries, on the other hand, occurring since [Date], and prior to the date hereof. As of the date hereof, none of the Company SEC Documents is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation;

(ii) Financial Statements. On October 1, 2021 the Company closed a merger with Piezo Motion Corporation. The applicable Financial Statements and Pro Forma Financial Statements for Piezo Motion Corporation (the “Piezo Financials”) were filed on December 15, 2021 With the exception of the Piezo Financials, the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position of the Company at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC. As of the date hereof, Accell Audit & Compliance PA has not resigned or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure;

(iii) No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP) (“Liability”) except for Liabilities that (a) are reflected or recorded on the Company’s most recent balance sheet included in the Company SEC Documents (including in the notes thereto but only to the extent it is reasonably apparent that the disclosure in such notes is of a Liability required to be reflected on a balance sheet prepared in accordance with GAAP) contained in the Company SEC Documents or (b) are current Liabilities (within the meaning of GAAP) which were incurred since the date of such balance sheet in the ordinary course of business consistent with past practice;

(e) Related Party Transactions. Except as set forth on schedule 3(e), all contracts, transactions, arrangements and understandings with any executive officer or director of the Company or any of its subsidiaries, any other person that directly or indirectly controls, is controlled by or is under common control with ( “Affiliate”), the Company, or any person owning 5% or more of the shares of the Common Stock (or any of such person’s immediate family members or Affiliates or associates), which is required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act, have been fully and properly disclosed in the appropriate Company SEC Documents. To the Company’s knowledge there are no such contracts, transactions, arrangements or understandings which have not been so disclosed;

(f) Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder, including, without limitation, the issuance of Shares and Warrant and sale of the Shares;

(g) No Violation or Conflict. Neither the issuance of the Warrant nor the issuance and sale of the Shares nor the performance of the Company’s obligations under this Agreement will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company or (c) any contract, agreement, instrument or undertaking to which the Company or any subsidiary is a party; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities except in favor of Purchasers as described herein;

(h) Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before or by any court, governmental agency or body having jurisdiction over the Company including, without limitation, any such that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under this Agreement. The Company has not, since [Date], been a party to any material litigation, arbitration or other proceeding, other than what has been previously disclosed by the Company in the Company SEC Documents;

(i) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Shares;

(j) Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended;

(k) Listing and Maintenance Requirements. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing or quotation of the Company Common Stock on the trading market on which the Company Common Stock is currently listed or quoted. The issuance and sale of the Shares under this Agreement does not contravene the rules and regulations of the trading market on which the Company Common Stock is currently listed or quoted, and no approval of the stockholders of the Company is required for the Company to issue and deliver to the Purchasers the Shares contemplated by this Agreement; and

(l) Full Disclosure. No representation or warranty or other statement made by the Company in this Agreement in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the representations and warranties set forth herein, in light of the circumstances in which they were made, not misleading.

(n) No Preemptive Rights; Options. Except as set forth on schedule 3(n) or the SEC Documents, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock, or other securities of the Company.

(o) Registration Rights of Third Parties. Except as set forth schedule 3(o), no holders of any securities of the Company or of any options or warrants of the Company exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

4. Adjustments for Stock Splits. In the event and to the extent that the Company consummates a reverse stock split or forward stock split prior to the closing of transactions contemplated by this Agreement, the number of issuable shares of Common Stock purchased under this agreement, including the shares underlying the Note and the shares of Common Stock issuable pursuant to the Warrant shall be proportionately and equitably adjusted.

5. Registration Statement. By September 30, 2022, the Company shall prepare and file with the Commission a registration statement under the Securities Act including the shares of Common Stock issuable pursuant to the terms of the Notes. Within 45 days of the date of the issuance of Warrants in accordance with Section 1(c) hereof, the Company shall prepare and file with the Commission a registration statement under the Securities Act including the Warrants and the shares of Common Stock issuable upon exercise of the Warrants.

6. Broker’s Commission/Finder’s Fee. The Company reserves the right to retain registered broker/dealers and others to assist the Company in selling the Notes and Warrants in the Offering and to pay any such persons cash commissions of up to 10% in connection therewith.

7. Covenants Regarding Indemnification. Each party hereto agrees to indemnify, hold harmless, reimburse and defend the other party and the other party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying party in this Agreement or (ii) any breach or default in performance by the indemnifying party of any covenant or undertaking to be performed by the indemnifying party.

8. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other.

9. Foreign Corrupt Practices Act. To the Company’s knowledge, neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

10. Miscellaneous.

(a) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given on the earliest of: (i) the date delivered, if delivered by personal delivery as against written receipt therefor or by email or by facsimile (with successful transmission confirmation as to both of the foregoing), (ii) the earlier of the date delivered or the third Business Day after deposit, postage prepaid, in the United States Postal Service by certified mail, return receipt requested, or (iii) the earlier of the date delivered or the third Business Day after sent by express courier, with delivery costs and fees prepaid, in each case, addressed to each of the parties hereto at the following addresses (or at such other addresses as such party may designate by five (5) calendar days’ advance written notice similarly given to the other party hereto):

If to the Company:

Brain Scientific, Inc.

6700 Professional Parkway
Lakewood Ranch, Florida
Attention: Bonnie-Jeanne Gerety
Email: Bjgerety@piezomotion.com

If to each Purchaser:

As set forth on its signature page hereto.

(b) Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Purchasers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d) Governing Law; Jurisdiction Etc. This Agreement and the terms and conditions set forth herein, shall be governed by and construed solely and exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereto covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York, New York. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other parties hereto of all of its reasonable counsel fees and disbursements.

(e) Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(f) Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

(g) Confidentiality. Each Purchaser covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Purchaser may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Purchaser in connection with this Offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Purchaser; provided, however, that a Purchaser may disclose such information to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Purchaser’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto.

(h) Entire Agreement. This Agreement (including the Exhibits attached hereto) and other offering documents delivered at the Closings, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

(i) WAIVER OF JURY TRIAL. EACH HOLDER AND THE COMPANY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND/OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

(j) Amendment; Waiver. This Agreement may not be modified, amended or waived, except by written instrument executed by the Company and a particular Purchaser but just to that Purchaser, or by the Company and holders owning no less than a majority of the aggregate principal amount of Notes then outstanding, in which event, such modification, amendment or waiver will apply to all Purchasers including the Purchaser. No failure to exercise and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

(k) Senior Debt/Term of Future Financings. So long as any Note is outstanding, neither the Company nor any of its subsidiaries shall incur indebtedness senior to the indebtedness represented by the Notes. So long as any Note is outstanding, upon any issuance by the Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Purchasers, then the Company shall notify the then holder of any Note of such additional or more favorable term and such term, at the then holder’s option, shall become a part of the transaction documents with the such then holder. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion lookback periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

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SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

PURCHASE PRICE:	$

AMOUNT INVESTED TO BE SENT VIA WIRE

Name in Which Note and Warrants Should Be Issued:
Principal Amount of Note:

Name of Purchaser:

Taxpayer ID Number:

OR

Social Security Number:

Address Information:

For individual subscribers this address should be the Purchaser’s primary legal residence. For entities other than an individual Purchaser, please provide address information for the entities primary place of business. Information regarding a joint subscriber should be included in the column at right.

Legal Address	Legal Address
City, State, and Zip Code	City, State, and Zip Code

AGREED AND ACCEPTED		AGREED AND ACCEPTED

Date:		Date:

By:		By:
	Name:		Name:
	Title (if any):		Title:

CERTIFICATE OF SIGNATORY

(To be completed if the Securities are being subscribed for by an entity)

I ______________________am the_____________________ of________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Notes and Warrants, and certify further that the Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this _____day of ______ , 2021.

(Signature)

Schedule (e)

None

Schedule 3(n)

As disclosed in the 8K filed on December 28, 2021, the Company issued an aggregate of $9,662,312 in principal amount of 10% Notes to accredited investors (the “Note Offering”) on between October 1, 2021 and December 21, 2021. The Note Offering contained the same terms as the ones being offered pursuant to the offering hereunder. All such investors have the same registration rights offered hereby.

Schedule 3(o)

None

Exhibit A

[FORM OF CONVERTIBLE NOTE]

Exhibit B

[Form of Common Stock Purchase Warrant]

Exhibit C

[FORM OF INVESTOR QUESTIONNAIRE]